                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): February 7, 1997



                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-12154                 73-1309529
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)


                   1001 FANNIN STREET
                       SUITE 4000
                     HOUSTON, TEXAS                           77002
        (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (713) 512-6200



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ITEM 5.  OTHER EVENTS

        On February 7, 1997, USA Waste Services, Inc. sold 11,500,000 shares of its Common Stock in an underwritten public offering and $535,275,000 of its 4% Convertible Subordinated Notes due 2002 in an underwritten public offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        1.1 Underwriting Agreement dated February 3, 1997, among the Registrant and the Underwriters named therein relating to the sale of Common Stock.

        1.2 Underwriting Agreement dated February 3, 1997, among the Registrant and the Underwriters named therein relating to the sale of 4% Convertible Subordinated Notes due 2002.

        4.1 Indenture for Subordinated Debt Securities dated February 3, 1997, among the Registrant and Texas Commerce Bank National Association, as trustee.

        4.2 Officers Certificate dated as of February 7, 1997, setting forth the terms of the 4% Convertible Subordinated Notes due 2002.

        4.3     Form of 4% Convertible Subordinated Note due 2002.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 1997

                                       USA WASTE SERVICES, INC.

                                       By: /s/ GREGORY T. SANGALIS
                                          -----------------------------
                                               Gregory T. Sangalis
                                               Vice President, General Counsel
                                                  and Secretary




                                        2



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                                 EXHIBIT INDEX

      Exhibit
       Number                        Description
      -------                        -----------
        1.1     Underwriting Agreement dated February 3, 1997, among the
                Registrant and the Underwriters named therein relating to the sale of Common Stock.

        1.2     Underwriting Agreement dated February 3, 1997, among the
                Registrant and the Underwriters named therein relating to the sale of 4% Convertible Subordinated Notes due 2002.

        4.1     Indenture for Subordinated Debt Securities dated February 3,
                1997, among the Registrant and Texas Commerce Bank National
                Association, as trustee.

        4.2 Officers Certificate dated as of February 7, 1997, setting forth the terms of the 4% Convertible Subordinated Notes due
                2002.

        4.3     Form of 4% Convertible Subordinated Note due 2002.